EXHIBIT 10.2

NEITHER THIS WARRANT NOR ANY OF THE SECURITIES ISSUABLE HEREUNDER HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND AS SUCH MAY NOT BE OFFERED, SOLD, OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED EXCEPT PURSUANT TO A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO SUCH WARRANT OR SECURITIES, OR UNLESS SOLD IN FULL COMPLIANCE WITH RULE 144 PROMULGATED UNDER THE ACT OR UNLESS THE COMPANY SHALL RECEIVE AN OPINION FROM COUNSEL TO HOLDER, REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.


                              PIVX SOLUTIONS, INC.

                          COMMON STOCK PURCHASE WARRANT

                              Issued: ______, 2005
                 Expiration Date: Five (5) Years from Issue Date

For __________ Shares (Shares)                            Price per Share: $0.50

     THIS CERTIFIES THAT, for value received, ___________ (the "Investor") is entitled to purchase shares (the "Shares") of Common Stock of PivX Solutions, Inc. (the "Company"), at the price per share noted above, (such price and such other price as shall result, from time to time, from adjustments specified below is referred to herein as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Common Stock" shall mean the Company's duly authorized Common Stock, $0.001 par value per share, and the term "Grant Date" shall mean the date set forth above.

     1. TERM. Subject to the terms hereof, the purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time, until the Expiration date noted above, provided that this Warrant will expire and be of no further force and effect upon the sale of substantially all the assets of the Company, all of the stock of the Company, or the effective date of a merger of the Company with another entity in which voting control of the Company changes hands (any one of which is a "Transaction"), if not exercised within ten (10) days of the Investor's receiving the Company's written Notice that a Transaction is pending. Such notice will identify the Transaction price (if determinable).

     2. NUMBER OF SHARES. Subject to the terms and conditions hereinafter set forth, the Investor is entitled to purchase up to _______ shares of Common Stock of the Company.


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     3. CASH EXERCISE. The purchase right represented by this Warrant may be exercised by the Investor, in whole or in part and at any time or from time to time during the Term at the election of the Investor, by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A duly executed) at the principal office of the Company and by the payment to the Company, by cash, check or wire transfer, of an amount equal to the then applicable Warrant Price per share multiplied by the number of Shares then being purchased.

     The person or persons in whose name(s) any certificate(s) representing Shares shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the Shares represented thereby (and such Shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the purchase right represented by this Warrant, certificates for the Shares so purchased shall be delivered to the Investor as soon as possible and in any event within fifteen (15) days of receipt of such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the Investor as soon as possible and in any event within such fifteen (15)-day period.

     4. STOCK FULLY PAID; RESERVATION OF SHARES. All of the Shares that may be issued upon the exercise of the purchase right represented by this Warrant will, upon issuance, be fully paid and non-assessable, and free from all taxes, liens and charges with respect to the issuance thereof. During the period within which the purchase right represented by this Warrant may be exercised, the Company will at all times have authorized and reserved for the purpose of issuance upon exercise of the purchase right evidenced by this Warrant, a sufficient number of Shares to provide for the exercise of the purchase right represented by this Warrant.

     5. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events as follows:

          5.1 RECLASSIFICATION OR MERGER. In case of any recapitalization, reclassification, change or conversion of Common Stock issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), the Company shall execute a new Warrant (in form and substance satisfactory to the Investor) providing that the Investor shall have the right to exercise such new Warrant and upon such exercise to receive, in lieu of each share of Common Stock theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such recapitalization, reclassification or conversion. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Paragraph 5. The provisions of this subparagraph 5.1 shall similarly apply to successive recapitalization, reclassifications and conversions.

          5.2 SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant remains outstanding and unexpired shall subdivide or combine its Common Stock, the Warrant Price and the number of shares of Common Stock issuable upon exercise hereof shall be proportionately adjusted such that the aggregate exercise price of this Warrant shall at all times remain the same.


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          5.3 STOCK DIVIDENDS. If the Company at any time while this Warrant remains outstanding and unexpired shall pay a dividend payable in shares of Common Stock (except any distribution specifically provided for in the foregoing subparagraphs 5.1 and 5.2), then (i) the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction
(x) the numerator of which shall be the total number of shares of Common Stock outstanding immediately prior to such dividend or distribution, and (y) the denominator of which shall be the total number of shares of Common Stock outstanding immediately after such dividend or distribution, and (ii) the number of shares of Common Stock subject to this Warrant shall be proportionately adjusted.

          5.4 NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, dissolution, issuance or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Paragraph 5 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Investor, as the holder of this Warrant, against impairment.

     6. NOTICE OF ADJUSTMENTS. Whenever, while this Warrant remains outstanding and unexpired, the Warrant Price shall be adjusted pursuant to the provisions hereof, the Company shall within thirty (30) days of such adjustment deliver a certificate signed by its chief financial officer to the Investor as the registered holder hereof setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price after giving effect to such adjustment.

     7. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares, the Company shall make a cash payment therefor upon the basis of the Warrant Price then in effect.

     8. TRANSFERS. This Warrant, and all rights herein, are nontransferable except with the consent of the Company. The Company grants its consent to a transfer of this Warrant to the shareholders or limited partners of the Investor in conjunction with any winding up of the affairs of the Investor.

     9. RIGHTS AS SHAREHOLDER. The Investor, as the holder of the Warrant, shall not be entitled to vote or receive dividends and shall not be deemed the holder of Common Stock, nor shall anything contained herein be construed to confer upon the Investor as the holder of this Warrant, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to a vote of shareholders at any meeting thereof, or to receive notice of meetings, until this Warrant shall have been exercised and the shares of Common Stock purchasable upon the exercise hereof shall have become deliverable, as provided herein.


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     10. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only if expressly set forth in an instrument in writing signed by the Company and the Investor.

     11. NOTICES. Unless otherwise provided, any notice required or permitted herein shall be given in writing and shall be deemed effectively given upon personal delivery or fax to the party to be notified or three (3) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or such other address as such party may designate by ten (10) days advance written notice to the other party.

     12. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the covenants and agreements of the Company contained herein shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights to which the holder hereof shall continue to be entitled after such exercise in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

     13. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

     14. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

     15. GOVERNING LAW. This Warrant shall be governed by, and construed under, the laws of the State of Nevada.

     IN WITNESS WHEREOF, the Company and Investor have caused this Warrant to be executed effective as of the date first above written.

PivX Solutions, Inc.


By:
    -------------------------------------------------
       Tydus Richards, CEO


By:
    -------------------------------------------------


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                                    EXHIBIT A

                               NOTICE OF EXERCISE

To:      PivX Solutions, Inc.

Attn:    Chief Executive Officer

Re:      ATTACHED WARRANT

     The undersigned hereby elects to purchase _____________ shares of Common Stock of ______________________, pursuant to the terms of Section 3.1 of this Warrant, and tenders herewith the warrant, and payment of the purchase price of such shares in full.


                                    Name:_______________________________________

                                    Signature:__________________________________
                                                      (Print Name:)

                                    Address:____________________________________

                                            ____________________________________

                                    Social Security # or Tax ID:________________




Page 5 -- COMMON STOCK PURCHASE WARRANT